Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Allion Healthcare, Inc. on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on May 10, 2006, each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(i) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Allion Healthcare, Inc.

Dated: May 10, 2006

/s/ Michael P. Moran
Michael P. Moran
Chief Executive Officer

/s/ James G. Spencer
James G. Spencer
Chief Financial Officer